SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                         ________________________




                                FORM 8-K/A

                             (AMENDMENT NO. 1)

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of Earliest Event Reported) December 14, 1995



                          DIAMOND SHAMROCK, INC.
            (Exact Name of Registrant as Specified in Charter)




   Delaware                       19409                 74-2456753
  (State of                    (Commission             (IRS Employer
Incorporation)                 File Number)           Identification No.)


     9830 Colonnade Blvd., San Antonio, Texas             78230
     (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (210) 641-6800

     The Registrant, Diamond Shamrock, Inc. ("Diamond Shamrock"), hereby amends
Item 7 of its Current Report on Form 8-K dated December 14, 1995 (the "Form 8-K") to include Pro Forma Financial Information which it was impracticable to provide at the time the Form 8-K was initially filed, and to include the Independent Auditors' Report dated September 19, 1995 relating to the audited financial statements of National Convenience Stores Incorporated ("NCS") and its subsidiaries incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          Independent Auditors' Report dated September 19, 1995*

          Audited Financial Statements of NCS and Subsidiaries:

             Consolidated Statement of Operations -- Year Ended
             June 30, 1995**

             Consolidated Balance Sheet -- June 30, 1995**

             Consolidated Statement of Cash Flows -- Year Ended
             June 30, 1995**

             Consolidated Statement of Stockholders' Equity
             (Deficit) -- Year Ended June 30, 1995**

             Notes to Consolidated Financial Statements**

          Unaudited Interim Condensed Consolidated Financial
          Statements of NCS and Subsidiaries:

             Condensed Consolidated Statement of Operations --
             Three Months Ended September 30, 1995***

             Condensed Consolidated Balance Sheet -- September 30,
             1995***

             Condensed Consolidated Statement of Cash Flows --
             Three Months Ended September 30, 1995***

             Notes to Condensed Consolidated Financial
             Statements***
          _________________

       * The Independent Auditors' Report of Deloitte & Touche LLP is incorporated by reference to page 27 of the Annual Report on Form 10-K for the fiscal year ended June 30, 1995 of National Convenience Stores Incorporated (Commission File No. 1-7936) (the "Form 10-K").

       ** The Audited Financial Statements of NCS and
          Subsidiaries, including the Notes thereto, are incorporated herein by reference to pages 28 through 51 of the Form 10-K.

      *** The unaudited interim condensed consolidated financial statements of NCS and Subsidiaries, including the notes thereto, are incorporated herein by reference to pages 4 through 13 of the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1995 of National Convenience Stores Incorporated (Commission File No. 1-7936).

     (b)  Pro Forma Financial Information.

     The following pro forma consolidated condensed balance sheet of Diamond Shamrock at September 30, 1995 gives effect to the Merger and the Loan, as if such events had occurred at such date. The following pro forma consolidated condensed statements of operations of Diamond Shamrock for the nine months ended September 30, 1995 and the year ended December 31, 1994 give effect to the Merger and the Loan as if such events had occurred at the beginning of such periods. Interest expense relating to the Loan for such periods has been calculated based on historical interest rate data, and the amortization of the excess of cost over the fair value of acquired net assets created as a result of the Merger has been reflected as an expense for such periods.

    The pro forma consolidated condensed financial statements should be read in conjunction with the historical financial statements of Diamond Shamrock, including the notes thereto, which are contained in Diamond Shamrock's Quarterly Report on Form 10-Q for the nine months ended September 30, 1995, and Diamond Shamrock's Annual Report on Form 10-K for the year ended December 31, 1994, as well as the historical financial statements of NCS (which are incorporated herein by reference), from which the pro forma consolidated condensed financial statements of Diamond Shamrock have been derived.

     The pro forma consolidated condensed financial statements are presented for informational purposes only and are not necessarily indicative of the financial position or operating results that would have occurred if the Merger and the Loan had been consummated as of the dates indicated, nor are they necessarily indicative of the future financial condition or operating results of Diamond Shamrock.

     The Merger will be accounted for by the purchase method of accounting for business combinations and, accordingly, the cost to acquire the assets of NCS will be allocated to the underlying net assets to the extent of their respective fair values. The pro forma adjustments below represent estimates of those adjustments that are expected to be made to reflect fair values at the time of the Merger.

        Pro Forma Consolidated Condensed Balance Sheet (Unaudited)
                            September 30, 1995
                           (amounts in millions)

                                                       Pro Forma
                                                      Adjustments
                                Diamond                Increase       Pro Forma
                             Shamrock      NCS          (Decrease)     Combined

ASSETS
Current Assets
  Cash and cash equivalents   $   24.4    $ 40.6      $  3.3(a)        $   68.3
Receivables, less
  doubtful receivables           182.6       5.7        (4.9)(e)          183.4
Inventories
  Finished products              146.8      35.7        (1.9)(e)          180.6
  Raw materials                   78.3       0.0                           78.3
  Supplies                        36.0       0.0                           36.0
                                 261.1      35.7        (1.9)             294.9
Prepaid expenses and other
  current assets                  16.5       8.0                           24.5
  Total Current Assets           484.6      90.0        (3.5)             571.1
Properties and equipment,
  less accumulated
  depreciation                 1,146.2     164.1       (19.0)(e)        1,291.3
Excess of cost over
  acquired net assets              0.0      23.6       140.0(b)           163.6
Deferred charges and
  other assets                    52.7      13.4        (9.7)(e)           56.4
                              $1,683.5    $291.1     $ 107.8           $2,082.4

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
  Long-term debt payable
    within one year           $    4.0    $ 11.0                       $   15.0
  Accounts payable               143.1      36.4                          179.5
  Accrued taxes                   59.7      19.0                           78.7
  Accrued royalties                6.8       0.0                            6.8
  Current portion of
    Long-term liability            8.0       0.0                            8.0
  Other accrued liabilities       76.1      10.7      $  28.0(e)          114.8
  Total Current Liabilities      297.7      77.1         28.0             402.8

Long-term Debt                   607.3      88.4        191.5(c)(e)       887.2
Deferred Income Taxes             85.5       0.0        (26.4)(e)          59.1
Other Liabilities
  and Deferred Credits            75.5      40.3                          115.8
Stockholders' Equity
  Preferred Stock                  0.0       0.0                            0.0
  Common Stock                     0.3       0.0          0.0               0.3
  Paid-in Capital                447.7      64.0        (64.0)(d)         447.7
  ESOP Stock and Stock
    Held in Treasury             (39.4)      0.0                          (39.4)
  Retained Earnings              208.9      21.3        (21.3)(d)         208.9
  Total Stockholders' Equity     617.5      85.3        (85.3)            617.5
                              $1,683.5    $291.1       $107.8          $2,082.4


(a) To record the net increase in cash and cash equivalents provided by the Loan ($220 million) to fund the purchase of NCS, after deducting the total cost of the acquisition ($182.2 million) and the amount used to repay certain existing debt of NCS ($34.5 million) at the time of the acquisition.

(b) To record the excess of the acquisition cost of NCS over the fair value of assets acquired less liabilities assumed. The total amount of excess cost over acquired net assets is expected to be amortized over its useful life of 20 years.

(c) To record the amount borrowed to fund the acquisition ($220.0 million), the revaluation of NCS long-term debt to its fair value ($6.0 million), and the repayment of a portion of NCS debt ($34.5 million). The fair value revaluation of debt is expected to be amortized over the remaining terms of the related debt instruments (primarily mortgage notes payable).

(d) To eliminate NCS's equity at September 30, 1995 to consolidate NCS into the consolidated balance sheet of Diamond Shamrock.

(e) To record the non-recurring costs and expenses related to the acquisition, and to adjust NCS's assets and liabilities to fair value.

   Pro Forma Consolidated Condensed Statement of Operations (Unaudited)
                    Twelve Months Ended December 31, 1994
                 (amounts in millions, except per share data)

                                                       Pro Forma
                                                      Adjustments
                                Diamond                 Increase      Pro Forma
                               Shamrock      NCS       (Decrease)      Combined
REVENUES
Sales and operating revenues $2,606.3   $ 888.2       $(143.8)(d)     $3,350.7
Other revenues, net              14.8       5.3                           20.1
                              2,621.1     893.5        (143.8)         3,370.8
COSTS AND EXPENSES
Cost of products sold
  and operating expenses      2,269.5     823.9        (143.8)(d)      2,949.6
Depreciation and amortization    70.9      16.3           7.0(a)          94.2
Selling and administrative       71.7      37.0                          108.7
Taxes other than income taxes    39.9       0.0                           39.9
Interest                         43.3      10.5           9.3(b)          63.1
                              2,495.3     887.7        (127.5)         3,255.5
Income (Loss) Before
  Tax Provision                 125.8       5.8         (16.3)           115.3
Provision (Benefit) for
  Income Taxes                   50.0       2.4          (3.3)(c)         49.1
Net Income                       75.8   $   3.4       $ (13.0)            66.2
Dividend Requirement on
  Preferred Stock                 4.3                                      4.3
Earnings Applicable to
  Common Shares              $   71.5                                  $  61.9

Primary Earnings Per Share   $   2.45                                  $  2.13
Fully Diluted Earnings
  Per Share                  $   2.34                                  $  2.04

Weighted Average
  Common Shares Outstanding
  (thousands of shares)
    Primary                    29,128                                   29,128
    Fully Diluted              32,383                                   32,383

(a) To reflect additional amortization as a result of the acquisition cost of NCS exceeding the fair value of the net assets acquired. The amortization of excess cost is based on a 20-year amortization period. The excess cost amortized is the same amount recorded as excess cost in the Pro Forma Consolidated Condensed Balance Sheet as of September 30, 1995.

(b) To reflect additional interest expense for the debt incurred for the acquisition of NCS, less the reduction in interest expense because of the repayment of certain NCS debt.

(c) Income tax benefit is calculated as the deductible pro forma adjustments multiplied by the federal statutory income tax rate (35%).

(d) To conform to Diamond Shamrock's practice of reporting sales and cost of products sold by excluding federal excise and state motor fuels taxes.

        Pro Forma Consolidated Condensed Statement of Operations (Unaudited)
                       Nine Months Ended September 30, 1995
                   (amounts in millions, except per share data)

                                                   Pro Forma
                                                   Adjustments
                             Diamond                Increase           Pro Forma
                             Shamrock     NCS      (Decrease)           Combined

REVENUES
Sales and operating revenues $2,212.7    $687.0     $(107.8)(d)        $2,791.9
Other revenues, net              13.0       1.2                            14.2
                              2,225.7     688.2      (107.8)            2,806.1
COSTS AND EXPENSES
Cost of products sold
  and operating expenses      1,981.0     635.3      (107.8)(d)         2,508.5
Depreciation and amortization    57.5       4.0         5.2(a)             66.7
Selling and administrative       61.5      29.5                            91.0
Taxes other than income taxes    30.6       0.0                            30.6
Interest                         34.0       6.7         9.7(b)             50.4
                              2,164.6     675.5       (92.9)            2,747.2
Income (Loss) Before
  Tax Provision                  61.1      12.7       (14.9)               58.9
Provision (Benefit) for
  Income Taxes                   21.9       5.3        (3.5)(c)            23.7
Net Income                       39.2    $  7.4     $ (11.4)               35.2
Dividend Requirement on
  Preferred Stock                 3.2                                       3.2
Earnings Applicable to
  Common Shares              $   36.0                                  $   32.0

Primary Earnings Per Share   $   1.24                                  $   1.10

Fully Diluted Earnings
  Per Share                  $   1.22                                  $   1.08
Weighted Average
  Common Shares Outstanding
  (thousands of shares)
    Primary                    29,103                                    29,103
    Fully Diluted              32,376                                    32,376


(a) To reflect additional amortization as a result of the acquisition cost of NCS exceeding the fair value of the net assets acquired. The amortization amount of excess cost is based on a 20-year amortization period. The excess cost amortized is the same amount recorded as excess cost in the Pro Forma Consolidated Condensed Balance Sheet as of September 30, 1995.

(b) To reflect additional interest expense for the debt used to provide funds for the acquisition of NCS, less the reduction in interest expense because of the payoff of certain NCS debt.

(c) Income tax benefit is calculated as the deductible pro forma adjustments multiplied by the federal statutory income tax rate (35%).

(d) To conform to Diamond Shamrock's practice of reporting sales and cost of products sold by excluding federal excise and state motor fuels taxes.

(c)   Exhibits.

      2.1 -- Agreement and Plan of Merger, dated November 8, 1995, among Diamond Shamrock, Inc., Shamrock Acquisition Corp. and National Convenience Stores Incorporated (incorporated by reference to Exhibit (c)(1) to Diamond Shamrock Inc.'s Schedule 14D-1 Tender Offer Statement filed with the Securities and Exchange Commission on November 14, 1995)

      4.1 -- Credit Agreement, dated December 11, 1995, among
             Diamond Shamrock, Inc. and the banks named therein
             (previously filed)

     23.1 -- Consent of Independent Accountants

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Diamond Shamrock, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DIAMOND SHAMROCK, INC.



                              By:/s/Gary E. Johnson
                                    GARY E. JOHNSON
                                    Vice President and Controller



Date:  February 14, 1996

                               EXHIBIT INDEX


        Exhibit
        Number                     Exhibit

   2.1 --   Agreement and Plan of Merger, dated November
            8, 1995, among Diamond Shamrock, Inc.,
            Shamrock Acquisition Corp. and National
            Convenience Stores Incorporated
            (incorporated by reference to Exhibit (c)(1)
            to Diamond Shamrock Inc.'s Schedule 14D-1
            Tender Offer Statement filed with the
            Securities and Exchange Commission on
            November 14, 1995)

   4.1 -- Credit Agreement, dated December 11, 1995, among Diamond Shamrock, Inc. and the banks named therein (previously filed)

  23.1 --   Consent of Independent Accountants



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